Exhibit 99.77O

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                Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                            DeAM
                                               SVS II Aggressive Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
                                             Security Purchased             Security Purchased           Comparison Security
-----------------------------------------------------------------------------------------------------------------------------
Issuer                                              Altiris Inc                   Netflix Inc.             Commerce One Inc.
-----------------------------------------------------------------------------------------------------------------------------
Underwriters                        Credit Suisse First Boston,  Merrill Lynch, Thomas Weisel,   CS First Boston, US Bancorp
                                              UBS,Deutsche Bank      US Bancorp Piper Jaffray,     Piper Jaffray, BancBoston
                                                                Allen & Co. SG Cowen, Utendahl        Robertson Stephens, AG
                                                                              Capital Partners  Edwards, Invemed Assos, Moor
                                                                                                    & Cabot, Charles Schwab,
                                                                                                       SoundView Technology.
-----------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                        > 3 years                      > 3 years                     > 3 years
including predecessors
-----------------------------------------------------------------------------------------------------------------------------
Security                                           Common Stock                   Common Stock                  Common Stock
-----------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                        Co-Manager                            N/A                           N/A
co-manager of offering?
-----------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer        Credit Suisse First Boston                            N/A                           N/A
from which purchased
-----------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                               Yes                            Yes                           Yes
-----------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                           5/22/2002                      5/22/2002                      5/5/1999
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                    $0.00                          $0.00                         $0.00
offering sold to QIBs
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                       $50,000,000.00                 $82,500,000.00                $69,300,000.00
concurrent public offering
-----------------------------------------------------------------------------------------------------------------------------
Total                                            $50,000,000.00                 $82,500,000.00                $69,300,000.00
-----------------------------------------------------------------------------------------------------------------------------
Public offering price                                    $10.00                         $15.00                        $21.00
-----------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                    N/A                            N/A                           N/A
public offering price
-----------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale of                       ($2,678.08)                            N/A                           N/A
Security
-----------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at 6/30/02                             N/A                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                    7.00%                          7.00%                         7.00%
commission
-----------------------------------------------------------------------------------------------------------------------------
Total shares purchased                                    2,700                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                 $27,000.00                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                           0.05%                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                                1.17%                            N/A                           N/A
associated funds
-----------------------------------------------------------------------------------------------------------------------------
Total                                                     1.22%                            N/A                           N/A
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

-----------------------------------------------------------------------------------------------------------------------------
                Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                            DeAM
                                               SVS II Aggressive Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
                                             Security Purchased            Comparison Security           Comparison Security
-----------------------------------------------------------------------------------------------------------------------------
Issuer                              Heritage Property Investors    Weingarten Realty Investors  Pan Pacific Retail PPTYS Inc
-----------------------------------------------------------------------------------------------------------------------------
Underwriters                      Merrill Lynch, Deutsche Bank,          Edward D. Jones & Co.        Prudential Securities,
                                  Golman Sachs, Morgan Stanley,                                Bancamerica, Donaldson Lufkin
                                       UBS Warburg, Legg Mason,                               Stephens, Salomon Smith Barney
                                            Wachovia Securities
-----------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                        > 3 years                      > 3 years                     > 3 years
including predecessors
-----------------------------------------------------------------------------------------------------------------------------
Security                                           Common Stock                   Common Stock                  Common Stock
-----------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                  Syndicate Member                            N/A                           N/A
co-manager of offering?
-----------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer                     Merrill Lynch                            N/A                           N/A
from which purchased
-----------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                               Yes                            Yes                           Yes
-----------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                           4/22/2002                       5/7/2001                     5/18/1998
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                    $0.00                          $0.00                         $0.00
offering sold to QIBs
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                      $450,000,000.00                 $25,710,000.00                $42,250,000.00
concurrent public offering
-----------------------------------------------------------------------------------------------------------------------------
Total                                           $450,000,000.00                 $25,710,000.00                $42,250,000.00
-----------------------------------------------------------------------------------------------------------------------------
Public offering price                                    $25.00                         $48.85                        $21.13
-----------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale of                          $372.780                            N/A                           N/A
Security
-----------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at 6/30/02                             N/A                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                    N/A                            N/A                           N/A
public offering price
-----------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                    6.25%                          5.00%                         5.25%
commission
-----------------------------------------------------------------------------------------------------------------------------
Total shares purchased                                    5,700                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                   $142,500                            N/A                           N/A
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% of offering purchased by fund                           0.03%                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                                0.53%                            N/A                           N/A
associated funds
-----------------------------------------------------------------------------------------------------------------------------
Total                                                     0.56%                            N/A                           N/A
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

-----------------------------------------------------------------------------------------------------------------------------
                Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                            DeAM
                                               SVS II Aggressive Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
                                             Security Purchased            Comparison Security           Comparison Security
-----------------------------------------------------------------------------------------------------------------------------
Issuer                                             Premcor Inc.               Sunoco Logistics                    ExpressJet
-----------------------------------------------------------------------------------------------------------------------------
Underwriters                        Morgan Stanley & Co, Credit    Credit Suisse First Boston,      CS First Boston, Merrill
                                   Suisse First Boston, Goldman       Banc of America, Goldman Lynch, Raymond James, Saloman
                                     Sachs, Deutsche Bank, Bear           Sachs, Deutsche Bank                  Smith Barney
                                                        Sterns.
-----------------------------------------------------------------------------------------------------------------------------
Years of continuous operation,                        > 3 years                      > 3 Years                     > 3 years
including predecessors
-----------------------------------------------------------------------------------------------------------------------------
Security                                           Common Stock                   Common Units                  Common Stock
-----------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or                        Co-Manager                             No                            No
co-manager of offering?
-----------------------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer               Morgan Stanley & Co                            N/A                           N/A
from which purchased
-----------------------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                               Yes                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                           4/26/2002                       2/8/2002                     4/23/2002
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                    $0.00                          $0.00                         $0.00
offering sold to QIBs
-----------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                      $345,000,000.00                $101,250,000.00               $480,000,000.00
concurrent public offering
-----------------------------------------------------------------------------------------------------------------------------
Total                                           $345,000,000.00                $101,250,000.00               $480,000,000.00
-----------------------------------------------------------------------------------------------------------------------------
Public offering price                                    $24.00                         $20.25                        $16.00
-----------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale of                        $18,810.00                            N/A                           N/A
Security
-----------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at 6/30/02                             N/A                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                    N/A                            N/A                           N/A
public offering price
-----------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                    6.25%                          6.70%                         6.38%
commission
-----------------------------------------------------------------------------------------------------------------------------
Total shares purchased                                    5,700                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                   $136,800                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
% of offering purchased by fund                           0.03%                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                                0.53%                            N/A                           N/A
associated funds
-----------------------------------------------------------------------------------------------------------------------------
Total                                                     0.56%                            N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                  SVSII High Yield Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                 Security Purchased              Comparison Security               Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                              ENCORE ACQUISITION CO             COMPASS MINERALS GROUP               STEWART ENTERPRISES
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                    DBSI, CSFB, BNP, Comercia   Credit Suisse, JP Morgan, Credit     Bank of America, DBAB, Credit
                                Bank, Fleet Bank, Fortis,                     Lyonnais, DBAB           Lyonnais, Suntrust Bank
                                Frost Securities, Goldman
                                     Sachs, Wachovia Bank
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                             > 3 years                          > 3 years                         > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                             EAC 8.375%,6/15/2012               COMPAS 10%,8/15/2011              STEI 10.75%,7/1/2008
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                     Co-Manager                         Co-Manager                        Co-Manager
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                               CSFB                                N/A                               N/A
dealer from which purchased
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                       Yes                                Yes                               Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                     6/19/2002                         11/15/2001                         6/19/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                    $150,000,000.00                    $250,000,000.00                   $300,000,000.00
offering sold to QIBs
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                          $0.00                              $0.00                             $0.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                     $150,000,000.00                    $250,000,000.00                   $300,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                             $100.00                            $100.00                           $100.00
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than
public offering price                                 N/A                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                              2.50%                              2.60%                             2.75%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                               B2/B                               B3/B                              B2/B
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                       8.38%                             10.00%                            10.75%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                         210,000                                N/A                               N/A
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$ amount of purchase                          $210,000.00                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
fund                                                0.14%                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                          0.56%                                N/A                               N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                               0.70%                                N/A                               N/A
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

Name of Fund               SVS II High Yield Portfolio
------------------------------------------------------------------------------------------------------------------------------
                                 Security Purchased               Comparison Security               Comparison Security
------------------------------------------------------------------------------------------------------------------------------
Cusip                                 397624AA5                        20451BAA5                         827048AC
------------------------------------------------------------------------------------------------------------------------------
Issuer                              GREIF BROS CORPORATION            COMPASS MINERALS GROUP              SILGAN HOLDINGS INC
------------------------------------------------------------------------------------------------------------------------------
Underwriters                     DBSI, Salomon, Huntington
                              Corp, ING, Keybank, Merrill,             Credit Suisse, JP Morgan,   DBAB, Morgan Stanley, Salomon,
                             Natcity, Suntrust, US Bancorp             Credit Lyonnais, DBAB                            Fleet
------------------------------------------------------------------------------------------------------------------------------
Years of continuous                              > 3 years                         > 3 years                        > 3 years
operation, including
predecessors
------------------------------------------------------------------------------------------------------------------------------
Security                             GBCOA 8.875%,8/1/2012              COMPAS 10%,8/15/2011                 SLGN 9%,6/1/2009
------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                      Joint Lead                            Co-Man                          Jt Lead
or co-manager of offering?
------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased               Salomon Brothers                               n/a                              n/a
------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                        yes                               yes                              yes
underwriting?
------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                      7/25/2002                        11/15/2001                        4/23/2002
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                        $250,000,000                      $250,000,000                     $200,000,000
offering sold to QIBs
------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                              $-                                $-                               $-
concurrent public offering
------------------------------------------------------------------------------------------------------------------------------
Total                                         $250,000,000                      $250,000,000                     $200,000,000
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Public offering price                                99.19                            100.00                           103.00
------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                               n/a                               n/a                              n/a
public offering price
------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               2.08%                              2.6%                            1.75%
commission
------------------------------------------------------------------------------------------------------------------------------
Rating                                               B2/B+                              B3/B                             B1/B
------------------------------------------------------------------------------------------------------------------------------
Current yield                                        8.95%                            10.00%                            8.74%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                          865,000                               n/a                              n/a
------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                               857,959                               n/a                              n/a
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                           0.35%                               n/a                              n/a
fund
------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                           3.63%                               n/a                              n/a
associated funds
------------------------------------------------------------------------------------------------------------------------------
Total                                                3.98%                               n/a                              n/a
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                 SVS II High Yield Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                 Security Purchased              Comparison Security               Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                               KANSAS CITY SOUTHERN                   LAND O LAKES INC               STATION CASINOS INC
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                    Morgan Stanley, Banc One,          JP Morgan, Bank of Tokyo,   Bank of America, DBAB, Dresdner
                                  DBSI, JP Morgan, Scotia               Suntrust, US Bancorp       Kleinwort Wasserstein, Bear
                                                  Capital                                    Stearns, CIBC World, Wells Fargo,
                                                                                                                      ABN Amro
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                             > 3 years                          > 3 years                         > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                               KSU 7.5%,6/15/2009           LLAKES 8.75%, 11/15/2011             STN 8.375,% 2/15/2008
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                     Co-Manager                                N/A                        Co-Manager
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased                Morgan Stanley                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                       Yes                                Yes                               Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                      6/5/2002                          11/8/2001                          2/2/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                     $200,000,000.00                    $350,000,000.00                             $0.00
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                          $0.00                              $0.00                   $400,000,000.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                     $200,000,000.00                    $350,000,000.00                   $400,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                             $100.00                            $100.00                           $100.00
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                              N/A                                N/A                               N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                              1.75%                              2.00%                             1.50%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                            Ba2/BB-                             Ba3/BB                           Ba3/BB-
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                       7.50%                              8.75%                            8.375%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                                                                N/A                               N/A
                                                  555,000
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                          $555,000.00                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                          0.28%                                N/A                               N/A
fund
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                          3.19%                                N/A                               N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                               3.47%                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                  SVSII High Yield Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                       Security Purchased                Comparison Security               Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                     METALDYNE CORP           SUN INTERNATIONAL HOTELS           ENCOMPASS SERVICES CORP
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                       CSFB, DBSI, JP Morgan,                 Bear Stearns, DBAB  JP Morgan, Bank of America, Banc
                             Comercia Sec., Naionalt City                                         One, Credit Lyonnais, Credit
                               Investments, Wachovia Bank                                      Suisse, DBAB, First Union Bank,
                                                                                                  Merrill Lynch, Salomon Smith
                                                                                                                        Barney
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                             > 3 years                          > 3 years                         > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                             METALD 11%,6/15/2012            SIHUS 8.875,% 8/15/2011                ESR 10.5%,5/1/2009
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                     Co-Manager                         Co-Manager                        Co-Manager
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased                          CSFB                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                       Yes                                Yes                               Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                     6/13/2002                           8/9/2001                         6/14/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                     $250,000,000.00                    $200,000,000.00                   $135,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                          $0.00                              $0.00                             $0.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                     $250,000,000.00                    $200,000,000.00                   $135,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                             $100.00                            $100.00                            $98.26
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than
public offering price                                 N/A                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                              3.00%                              3.00%                             3.00%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                               B3/B                            Ba3 /B+                             B2/B+
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                      11.00%                              8.88%                            10.84%
-------------------------------------------------------------------------------------------------------------------------------

Total par value purchased                         910,000                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                          $910,000.00                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
fund                                                0.36%                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                          4.34%                                N/A                               N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                               4.70%                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
               Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                            SVS II Investment Grade Bond Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                       Security Purchased                Comparison Security               Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                           AMERICAN GENERAL FINANCE               VERIZON NEW YORK INC          DEUTSCHE TELEKOM INT FIN
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                   ABN, Bank of America, Banc   DBSI, JP Morgan, Morgan Stanley,      BNP Paribas, DBSI, ABN Amro,
                            One, BNP, DBSI, Fleet Boston, BNP, Merrill, Blaylock & Partners,        CSFB, HSBC, UBS, Dresdner,
                                          Mizuho, Salomon                      Ormes Capital                        Landesbank
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                             > 3 years                          > 3 years                         > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                             AIG 5.375%, 9/1/2009                VZ 6.875%, 4/1/2012              DT 6.625%, 7/11/2011
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                     Co-Manager                                N/A                               N/A
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                            Salomon                                N/A                               N/A
dealer from which purchased
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                       Yes                                Yes                               Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                     8/22/2002                          3/25/2002                          7/3/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                 $0                                 $0                                $0
offering sold to QIBs
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                   $500,000,000                     $1,000,000,000                 3,500,000,000 EUR
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                        $500,000,000                     $1,000,000,000                 3,500,000,000 EUR
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                              $99.28                             $99.44                            $99.22
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                              N/A                                N/A                               N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                             0.225%                             0.450%                            0.325%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                              A1/A+                              A1/A+                              A3/A
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                       5.41%                              6.91%                             6.68%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                      $1,685,000                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                           $1,672,868                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                          0.34%                                N/A                               N/A
fund
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                          1.56%                                N/A                               N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                               1.90%                                N/A                               N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                            SVSII Investment Grade Bond Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                         ARVINMERITOR                   DANA CORPORATION            SMITHFIELD FOODS INC
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                    DBSI,Merrill Lynch, Bank of  DBAB, JP Morgan, BancofA, Bank of                       JP Morgan
                               America, Banc One, Comercia,     New York, Credit Suisse, HSBC,
                                      Credit Lyonnais, HSBC      Salomon, BNP, Comerica, First
                                    Securities, UBS Warburg Union, McDonald, Toronto Dominion,
                                                                                  UBS Warburg.
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                               ARM 6.625%,6/15/2007                  DCN 9%, 8/15/2011              SFD 8%, 10/15/2009
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                          Manager                         Co-Manager                             N/A
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                        Merrill Lynch                                N/A                             N/A
dealer from which purchased
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                       6/26/2002                           8/1/2001                      10/17/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                                 $0.00                    $575,000,000.00                 $300,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                  $200,000,000.00                              $0.00                           $0.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $200,000,000.00                    $575,000,000.00                 $300,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                                $99.68                            $100.00                         $100.00
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than
public offering price                                   N/A                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               1.375%                             1.625%                           1.50%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                            Baa3/BBB-                           Ba1/BBB-                         Ba2/BB+
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                         6.65%                              9.00%                           8.00%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                           470,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                            $468,514.80                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
fund                                                  0.24%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            4.47%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 4.71%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                 SVSII Investment Grade Bond
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                       METALDYNE CORP           SUN INTERNATIONAL HOTELS         ENCOMPASS SERVICES CORP
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                CSFB, DBSI, JP Morgan, Comercia                 Bear Stearns, DBAB     JP Morgan, Bank of America,
                                        Sec., Naionalt City                                         Banc One, Credit Lyonnais,
                                 Investments, Wachovia Bank                                         Credit Suisse, DBAB, First
                                                                                                    Union Bank, Merrill Lynch,
                                                                                                          Salomon Smith Barney
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                               METALD 11%,6/15/2012            SIHUS 8.875,% 8/15/2011              ESR 10.5%,5/1/2009
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                       Co-Manager                         Co-Manager                      Co-Manager
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased                            CSFB                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                       6/13/2002                           8/9/2001                       6/14/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                       $250,000,000.00                    $200,000,000.00                 $135,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                            $0.00                              $0.00                           $0.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $250,000,000.00                    $200,000,000.00                 $135,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                               $100.00                            $100.00                          $98.26
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                N/A                                N/A                             N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                3.00%                              3.00%                           3.00%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                                 B3/B                            Ba3 /B+                           B2/B+
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                        11.00%                              8.88%                          10.84%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                            50,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                             $50,000.00                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
fund                                                  0.02%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            4.68%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 4.70%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                            SVS II Investment Grade Bond Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                WELLS FARGO FINANCIAL            JOHN DEERE CAPITAL CORP               PHELPS DODGE CORP
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                             BNP, Salomon, DBSI           JP Morgan, Salomon, DBAB  Salomon, Bank of America, Bank
                                                                                                 of Tokyo, First Union, Mizuho
                                                                                                                    Securities
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                               WFC 4.875%,6/12/2007                    DE 7%,3/15/2012               PD 8.75%,6/1/2011
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                       Co-Manager                         Co-Manager                             N/A
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased                Salomon Brothers                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                        6/5/2002                          3/15/2002                       5/24/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                                 $0.00                              $0.00                           $0.00
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                  $500,000,000.00                  $1,500,000,000.00                 $625,000,000.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $500,000,000.00                  $1,500,000,000.00                 $625,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                                $99.39                             $99.32                          $99.83
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                N/A                                N/A                             N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                0.35%                              0.45%                           0.65%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                               Aa2/A+                               A3/A                       Baa3/BBB-
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                         4.91%                              7.05%                           8.76%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                         1,680,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                          $1,669,718.40                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
fund                                                  0.17%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            3.93%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 4.10%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                   SVS II Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                         Altiris Inc.                       Netflix Inc.               Commerce One Inc.
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                    Credit Suisse First Boston,   Merrill Lynch, Thomas Weisel, US     CS First Boston, US Bancorp
                                          UBS,Deutsche Bank Bancorp Piper Jaffray, Allen & Co.       Piper Jaffray, BancBoston
                                                           SG Cowen, Utendahl Capital Partners Robertson Stephens, AG Edwards,
                                                                                                  Invemed Assos, Moor & Cabot,
                                                                                                     Charles Schwab, SoundView
                                                                                                                   Technology.
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                                       Common Stock                       Common Stock                    Common Stock
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                       Co-Manager                                N/A                             N/A
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or           Credit Suisse First Boston                                N/A                             N/A
dealer from which purchased
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                       5/22/2002                          5/22/2002                        5/5/1999
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                $0.00                              $0.00                           $0.00
offering sold to QIBs
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                   $50,000,000.00                     $82,500,000.00                  $69,300,000.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                        $50,000,000.00                     $82,500,000.00                  $69,300,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                                $10.00                             $15.00                          $21.00
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                N/A                                N/A                             N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale                      ($8,917.01)                                N/A                             N/A
of Security
-------------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at                                 N/A                                N/A                             N/A
6/30/02
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                7.00%                              7.00%                           7.00%
commission
-------------------------------------------------------------------------------------------------------------------------------
Total shares purchased                                9,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                             $90,000.00                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            0.18%                                N/A                             N/A
fund
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            1.04%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 1.22%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                   SVS II Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                          Heritage Property Investors        Weingarten Realty Investors    Pan Pacific Retail PPTYS Inc
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                  Merrill Lynch, Deutsche Bank,              Edward D. Jones & Co.          Prudential Securities,
                              Golman Sachs, Morgan Stanley,                                      Bancamerica, Donaldson Lufkin
                                   UBS Warburg, Legg Mason,                                     Stephens, Salomon Smith Barney
                                        Wachovia Securities
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                                       Common Stock                       Common Stock                    Common Stock
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                 Syndicate Member                                N/A                             N/A
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                        Merrill Lynch                                N/A                             N/A
dealer from which purchased
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                       4/22/2002                           5/7/2001                       5/18/1998
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                $0.00                              $0.00                           $0.00
offering sold to QIBs
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                  $450,000,000.00                     $25,710,000.00                  $42,250,000.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $450,000,000.00                     $25,710,000.00                  $42,250,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                                $25.00                            $48.850                         $21.125
-------------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale                       $1,203.360                                N/A                             N/A
of Security
-------------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at                                 N/A                                N/A                             N/A
6/30/02
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                N/A                                N/A                             N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                6.25%                              5.00%                           5.25%
commission
-------------------------------------------------------------------------------------------------------------------------------
Total shares purchased                               18,400                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                               $460,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            0.10%                                N/A                             N/A
fund
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            0.46%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 0.56%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                   SVS II Small Cap Growth
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                         Premcor Inc.                   Sunoco Logistics                      ExpressJet
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                    Morgan Stanley & Co, Credit   Credit Suisse First Boston, Banc CS First Boston, Merrill Lynch,
                               Suisse First Boston, Goldman         of America, Goldman Sachs,    Raymond James, Saloman Smith
                                 Sachs, Deutsche Bank, Bear                      Deutsche Bank                          Barney
                                                    Sterns.
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 Years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                                       Common Stock                       Common Units                    Common Stock
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                       Co-Manager                                 No                              No
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                  Morgan Stanley & Co                                N/A                             N/A
dealer from which purchased
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                N/A                             N/A
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                       4/26/2002                           2/8/2002                       4/23/2002
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                $0.00                              $0.00                           $0.00
offering sold to QIBs
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                  $345,000,000.00                    $101,250,000.00                 $480,000,000.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $345,000,000.00                    $101,250,000.00                 $480,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                                $24.00                             $20.25                          $16.00
-------------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale                       $60,720.00                                N/A                             N/A
of Security
-------------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at                                 N/A                                N/A                             N/A
6/30/02
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                N/A                                N/A                             N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                6.25%                              6.70%                           6.38%
commission
-------------------------------------------------------------------------------------------------------------------------------
Total shares purchased                               18,400                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                               $441,600                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            0.10%                                N/A                             N/A
fund
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            0.46%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 0.56%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                 SVS II New Europe Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                                BSkyB          Regal Entertainment Group                      ExpressJet
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                   Goldman Sachs, Deutsche Bank      CS First Boston, Lehman, Bear CS First Boston, Merrill Lynch,
                                                                 Stearns, Saloman Smith Barney    Raymond James, Saloman Smith
                                                                                                                        Barney
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                                       Common Stock                       Common Stock                    Common Stock
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                       Co-Manager                                 No                              No
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                        Goldman Sachs                                N/A                             N/A
dealer from which purchased
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                N/A                             N/A
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                       5/15/2002                           5/9/2002                       4/23/2002
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                $0.00                              $0.00                           $0.00
offering sold to QIBs
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                $2,451,202,812.35                    $342,000,000.00                 $480,000,000.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                     $2,451,202,812.35                    $342,000,000.00                 $480,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                                 $9.78                             $19.00                          $16.00
-------------------------------------------------------------------------------------------------------------------------------
Realized Gain/Loss on Sale                              N/A                                N/A                             N/A
of Security
-------------------------------------------------------------------------------------------------------------------------------
Unrealized Gain/Loss at                           ($744.00)                                N/A                             N/A
6/30/02
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                N/A                                N/A                             N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                0.20%                              6.75%                           6.38%
commission
-------------------------------------------------------------------------------------------------------------------------------
Total shares purchased                                4,800                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                                $47,279                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            0.01%                                N/A                             N/A
fund
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            0.23%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 0.24%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
               Rule 10f-3 Acquisition of Securities from an Affiliate - July 1, 2002 through September 30, 2002
                                            SVS II Scudder Total Return Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                             AMERICAN GENERAL FINANCE               VERIZON NEW YORK INC        DEUTSCHE TELEKOM INT FIN
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                ABN, Bank of America, Banc One,   DBSI, JP Morgan, Morgan Stanley,    BNP Paribas, DBSI, ABN Amro,
                                   BNP, DBSI, Fleet Boston, BNP, Merrill, Blaylock & Partners,      CSFB, HSBC, UBS, Dresdner,
                                            Mizuho, Salomon                      Ormes Capital                      Landesbank
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                               AIG 5.375%, 9/1/2009                VZ 6.875%, 4/1/2012            DT 6.625%, 7/11/2011
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                       Co-Manager                                N/A                             N/A
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                              Salomon                                N/A                             N/A
dealer from which purchased
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                       8/22/2002                          3/25/2002                        7/3/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of                                   $0                                 $0                              $0
offering sold to QIBs
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                     $500,000,000                     $1,000,000,000               3,500,000,000 EUR
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                          $500,000,000                     $1,000,000,000               3,500,000,000 EUR
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                                $99.28                             $99.44                          $99.22
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                N/A                                N/A                             N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               0.225%                             0.450%                          0.325%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                                A1/A+                              A1/A+                            A3/A
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                         5.41%                              6.91%                           6.68%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                        $3,360,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                             $3,335,808                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            0.67%                                N/A                             N/A
fund
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            1.23%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 1.90%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                      SVSII Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                         ARVINMERITOR                   DANA CORPORATION            SMITHFIELD FOODS INC
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                    DBSI,Merrill Lynch, Bank of  DBAB, JP Morgan, BancofA, Bank of                       JP Morgan
                               America, Banc One, Comercia,     New York, Credit Suisse, HSBC,
                                      Credit Lyonnais, HSBC      Salomon, BNP, Comerica, First
                                    Securities, UBS Warburg Union, McDonald, Toronto Dominion,
                                                                                  UBS Warburg.
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                               ARM 6.625%,6/15/2007                  DCN 9%, 8/15/2011              SFD 8%, 10/15/2009
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                          Manager                         Co-Manager                             N/A
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or                        Merrill Lynch                                N/A                             N/A
dealer from which purchased
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                       6/26/2002                           8/1/2001                      10/17/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                                 $0.00                    $575,000,000.00                 $300,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                  $200,000,000.00                              $0.00                           $0.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $200,000,000.00                    $575,000,000.00                 $300,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                                $99.68                            $100.00                         $100.00
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than
public offering price                                   N/A                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                               1.375%                             1.625%                           1.50%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                            Baa3/BBB-                           Ba1/BBB-                         Ba2/BB+
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                         6.65%                              9.00%                           8.00%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                           895,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                            $892,171.80                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
fund                                                  0.45%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
associated funds                                      4.26%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 4.71%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                     SVS II Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                 KANSAS CITY SOUTHERN                   LAND O LAKES INC             STATION CASINOS INC
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                Morgan Stanley, Banc One, DBSI,          JP Morgan, Bank of Tokyo, Bank of America, DBAB, Dresdner
                                  JP Morgan, Scotia Capital               Suntrust, US Bancorp     Kleinwort Wasserstein, Bear
                                                                                                    Stearns, CIBC World, Wells
                                                                                                               Fargo, ABN Amro
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                                 KSU 7.5%,6/15/2009           LLAKES 8.75%, 11/15/2011           STN 8.375,% 2/15/2008
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                       Co-Manager                                N/A                      Co-Manager
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased                  Morgan Stanley                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                        6/5/2002                          11/8/2001                        2/2/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                       $200,000,000.00                    $350,000,000.00                           $0.00
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                            $0.00                              $0.00                 $400,000,000.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $200,000,000.00                    $350,000,000.00                 $400,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                               $100.00                            $100.00                         $100.00
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than
public offering price                                   N/A                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                1.75%                              2.00%                           1.50%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                              Ba2/BB-                             Ba3/BB                         Ba3/BB-
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                         7.50%                              8.75%                          8.375%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                            50,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                             $50,000.00                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
fund                                                  0.03%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            3.44%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 3.47%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                      SVSII Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                       METALDYNE CORP           SUN INTERNATIONAL HOTELS         ENCOMPASS SERVICES CORP
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                CSFB, DBSI, JP Morgan, Comercia                 Bear Stearns, DBAB     JP Morgan, Bank of America,
                                        Sec., Naionalt City                                         Banc One, Credit Lyonnais,
                                 Investments, Wachovia Bank                                         Credit Suisse, DBAB, First
                                                                                                    Union Bank, Merrill Lynch,
                                                                                                          Salomon Smith Barney
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                               METALD 11%,6/15/2012            SIHUS 8.875,% 8/15/2011              ESR 10.5%,5/1/2009
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                       Co-Manager                         Co-Manager                      Co-Manager
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased                            CSFB                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                       6/13/2002                           8/9/2001                       6/14/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                       $250,000,000.00                    $200,000,000.00                 $135,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                            $0.00                              $0.00                           $0.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $250,000,000.00                    $200,000,000.00                 $135,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                               $100.00                            $100.00                          $98.26
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than
public offering price                                   N/A                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                3.00%                              3.00%                           3.00%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                                 B3/B                            Ba3 /B+                           B2/B+
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                        11.00%                              8.88%                          10.84%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                            50,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                             $50,000.00                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
fund                                                  0.02%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            4.68%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 4.70%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------------------------
                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                     SVS II Total Return
-------------------------------------------------------------------------------------------------------------------------------
                                         Security Purchased                Comparison Security             Comparison Security
-------------------------------------------------------------------------------------------------------------------------------
Issuer                                WELLS FARGO FINANCIAL            JOHN DEERE CAPITAL CORP               PHELPS DODGE CORP
-------------------------------------------------------------------------------------------------------------------------------
Underwriters                             BNP, Salomon, DBSI           JP Morgan, Salomon, DBAB   Salomon Smith Barney, Bank of
                                                                                                 America, Bank of Tokyo, First
                                                                                                      Union, Mizuho Securities
-------------------------------------------------------------------------------------------------------------------------------
Years of continuous                               > 3 years                          > 3 years                       > 3 years
operation, including
predecessors
-------------------------------------------------------------------------------------------------------------------------------
Security                               WFC 4.875%,6/12/2007                    DE 7%,3/15/2012               PD 8.75%,6/1/2011
-------------------------------------------------------------------------------------------------------------------------------
Is the affiliate a manager                       Co-Manager                         Co-Manager                             N/A
or co-manager of offering?
-------------------------------------------------------------------------------------------------------------------------------
Name of underwriter or
dealer from which purchased                Salomon Brothers                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
Firm commitment                                         Yes                                Yes                             Yes
underwriting?
-------------------------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                        6/5/2002                          3/15/2002                       5/24/2001
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of
offering sold to QIBs                                 $0.00                              $0.00                           $0.00
-------------------------------------------------------------------------------------------------------------------------------
Total dollar amount of any                  $500,000,000.00                  $1,500,000,000.00                 $625,000,000.00
concurrent public offering
-------------------------------------------------------------------------------------------------------------------------------
Total                                       $500,000,000.00                  $1,500,000,000.00                 $625,000,000.00
-------------------------------------------------------------------------------------------------------------------------------
Public offering price                                $99.39                             $99.32                          $99.83
-------------------------------------------------------------------------------------------------------------------------------
Price paid if other than                                N/A                                N/A                             N/A
public offering price
-------------------------------------------------------------------------------------------------------------------------------
Underwriting spread or                                0.35%                              0.45%                           0.65%
commission
-------------------------------------------------------------------------------------------------------------------------------
Rating                                               Aa2/A+                               A3/A                       Baa3/BBB-
-------------------------------------------------------------------------------------------------------------------------------
Current yield                                         4.91%                              7.05%                           8.76%
-------------------------------------------------------------------------------------------------------------------------------
Total par value purchased                         3,285,000                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
$ amount of purchase                          $3,264,895.80                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by
fund                                                  0.33%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
% of offering purchased by                            3.77%                                N/A                             N/A
associated funds
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 4.10%                                N/A                             N/A
-------------------------------------------------------------------------------------------------------------------------------
